                                                                   EXHIBIT 99.10


DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)


                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ STEVE MOELLER
---------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)


                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to September Monthly Operating Report

                                                                    Attachment 1


               Summary Of Bank, Investment & Petty Cash Accounts
                              AMCV Cruise Operations, Inc.
Summary                         Case No: 01-10967 (JCA)               UNAUDITED
AMCV Cruise Operations, Inc   For Month Of September, 2002

                                                 Balances
                                       ------------------------------       Receipts &           Bank
                                          Opening          Closing          Disbursements        Statements        Account
Account                                As Of 9/01/02    As Of 9/30/02       Included             Included          Reconciled
-------                                -------------    -------------       -------------        --------------    ----------
AHC - Certificate Of Deposit *            25,000.00        25,000.00          Yes                No - Not           Yes
Bank One                                                                                         Concentration
Account # - 880058451981                                                                         Account

AHC - Certificate Of Deposit *            25,000.00        25,000.00          Yes                No - Not           Yes
Bank One                                                                                         Concentration
Account # - 880058452369                                                                         Account

AMCV Cruise Ops                           77,326.98        77,313.42          Yes                Yes                Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                          0.00             0.00          Yes                No - Not           Yes
LaSalle Bank                                                                                     Concentration
Account # - 62-8766-40-4                                                                         Account

American Classic Voyages                       0.00             0.00          No -               No -               No -
Fleet Bank                                                                    Account            Account            Account
Account # - 941-9148945                                                       closed             closed             closed

Weston Office                                492.10           368.49          Yes                Not A Bank         Yes
Petty Cash                                                                                       Account


* Proceeds From Matured Certificates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

                               Receipts & Disbursements          Attachment 2-1
                               AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (86)   Case No: 01-10967 (JCA)             UNAUDITED
                                       Bank One
                               AHC Certificate Of Deposit
                               Account # - 880058451981
                               1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                  25,000.00


Receipts





                                  ---------
                                       0.00             Total Receipts


Disbursements





                                  ---------
                                       0.00             Total Disbursements



Closing Balance - 30 September 02
                                  25,000.00

                                    Receipts & Disbursements      Attachment 2-2
                                  AMCV Cruise Operations, Inc.
R&D - Bank One - AHC CD (87)         Case No: 01-10967 (JCA)        UNAUDITED
                                              Bank One
                                   AHC Certificate Of Deposit
                                    Account # - 880058452369
                                 1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                  25,000.00


Receipts





                                  ---------
                                       0.00             Total Receipts


Disbursements





                                  ---------
                                       0.00             Total Disbursements



Closing Balance - 30 September 02
                                  25,000.00

                            Receipts & Disbursements            Attachment 2-3
                          AMCV Cruise Operations, Inc.
R&D - First Union            Case No: 01-10967 (JCA)              UNAUDITED
AMCV Cruise Ops Master Cash       First Union
                           AMCV Cruise Ops Master Cash
                            Account # - 2090002602362
                        1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                   77,326.98


Receipts







                                   ---------
                                        0.00             Total Receipts


Disbursements




                                      (13.56)            Bank Fees
                                   ---------
                                      (13.56)            Total Disbursements



Closing Balance - 30 September 02
                                   77,313.42

                                Receipts & Disbursements         Attachment 2-4
                              AMCV Cruise Operations, Inc.
R&D - LaSalle                  Case No: 01-10967 (JCA)             UNAUDITED
AMCV Escrow - Gohagan                  LaSalle
                               AMCV Escrow - Gohagan
                               Account # - 62-8766-40-4
                           1 September 02 - 30 September 02

Opening Balance - 01 September 02
                                           0.00


Receipts
                                           0.00      Interest Earned




                                           ----
                                           0.00      Total Receipts


Disbursements

                                           0.00      Fees



                                           ----
                                           0.00      Total Disbursements



Closing Balance - 30 September 02
                                           0.00

                             Receipts & Disbursements            Attachment 2-5
                         AMCV Cruise Operations, Inc.
R&D - NOLA                     Case No: 01-10967 (JCA)             UNAUDITED
Petty Cash                       Weston Office
                                   Petty Cash
                                 Account # - NA
                         1 September 02 - 30 September 02

Opening Balance - 1 September 02
                                           492.10


Receipts








                                          -------
                                             0.00      Total Receipts


Disbursements


                                          (100.00)     Cleaning Services
                                            (5.00)     Courier
                                                       Postage
                                           (18.61)     Miscellaneous Supplies


                                          -------
                                          (123.61)     Total Disbursements



Closing Balance - 30 September 02
                                           368.49

AMCV US SET OF BOOKS                              Date: 22-OCT-02 11:35:12
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: SEP-02

currency USD
Company=15 (AMCV OPS)


                                                     PTD-Actual
                                                     30-Sep-02
                                                  ----------------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                  ----------------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                         16,666.67
                                                  ----------------
Total Operating Expenses                                 16,666.67

                                                  ----------------
Gross Profit                                            (16,666.67)

SG&A Expenses
General and Admin Expenses                               53,979.19
Sales & Marketing                                         1,451.25
Start-Up Costs                                                0.00
                                                  ----------------
Total SG&A Expenses                                      55,430.44

                                                  ----------------
EBITDA                                                  (72,097.11)

Depreciation                                                  0.00

                                                  ----------------
Operating Income                                        (72,097.11)

Other Expense/(Income)
Interest Income                                               0.00
Equity in Earnings for Sub                               35,088.72
Reorganization expenses                                       0.00
                                                  ----------------
Total Other Expense/(Income)                            (35,088.72)

                                                  ----------------
Net Pretax Income/(Loss)                                (37,008.39)

Income Tax Expense                                            0.00

                                                  ----------------
Net Income/(Loss)                                       (37,008.39)
                                                  ================

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 12:52:14
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: SEP-02

currency USD
Company=15 (AMCV OPS)

                                                      YTD-Actual             YTD-Actual
                                                       30-Sep-02             22-Oct-01
                                                    --------------         --------------
ASSETS

Cash and Equivalent                                    (20,201.47)          1,723,947.86

Restricted Cash                                        450,000.00             219,000.00

Marketable Securities                                   50,000.00              50,000.00

Accounts Receivable                                          0.00              99,684.62

Inventories                                                  0.00                   0.00

Prepaid Expenses                                       375,539.54             522,662.13

Other Current Assets                                     3,600.00               1,750.00

                                                 ----------------      -----------------
Total Current Assets                                   858,938.07           2,617,044.61


Fixed Assets                                                 0.00           9,371,627.23

Accumulated Depreciation                                     0.00            (453,764.30)

                                                 ----------------      -----------------
Net Fixed Assets                                             0.00           8,917,862.93


Net Goodwill                                                 0.00                   0.00

Intercompany Due To/From                            (4,915,456.23)          2,150,807.43

Net Deferred Financing Fees                                  0.00                   0.00

Net Investment in Subsidiaries                    (521,694,221.85)         66,329,274.35

                                                 ----------------      -----------------
Total Other Assets                                (526,609,678.08)         68,480,081.78

                                                 ----------------      -----------------
Total Assets                                      (525,750,740.01)         80,014,989.32
                                                 ================      =================

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 12:52:14
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: SEP-02

currency USD
Company=15 (AMCV OPS)

                                                    YTD-Actual             YTD-Actual
                                                    30-Sep-02              22-Oct-01
                                                 ----------------      -----------------
LIABILITIES

Accounts Payable                                        74,500.29               5,363.60

Accrued Liabilities                                     13,104.15             289,488.87

Deposits                                                     0.00                   0.00

                                                 ----------------      -----------------
Total Current Liabilities                               87,604.44             294,852.47


Long Term Debt                                               0.00                   0.00

Other Long Term Liabilities                                  0.00                   0.00

                                                 ----------------      -----------------
Total Liabilities                                       87,604.44             294,852.47


Liabilities Subject to Compromise                   29,492,908.96          32,307,000.02


OWNER'S EQUITY

Common Stock                                            10,440.25              10,440.25

Add'l Paid In Capital                              112,772,392.56         112,772,392.56

Current Net Income (Loss)                         (600,352,952.65)        (37,037,717.81)

Retained Earnings                                  (67,761,133.57)        (28,331,978.17)

                                                 ----------------      -----------------
Total Owner's Equity                              (555,331,253.41)         47,413,136.83

                                                 ----------------      -----------------
Total Liabilities & Equity                        (525,750,740.01)         80,014,989.32
                                                 ================      =================

                                                                 BEGINNING                                            ENDING
AFFILIATE NAME                               CASE NUMBER          BALANCE        DEBITS           CREDITS             BALANCE
--------------                               -----------      --------------     ------           -------             -------
American Classic Voyages Co.                 01-10954         (84,004,243.92)   1,051,806.26      62,683.76       (83,015,121.42)
AMCV Holdings, Inc.                          01-10973            (639,623.36)     416,580.04             --          (223,043.32)
The Delta Queen Steamboat Co.                01-10970        (100,294,573.86)      85,125.29   1,477,361.85      (101,686,810.42)
DQSB II, Inc.                                01-10974               2,330.40              --             --             2,330.40
Great AQ Steamboat, L.L.C.                   01-10960          22,866,639.06          292.79             --        22,866,931.85
Great Pacific NW Cruise Line, L.L.C.         01-10977           9,434,276.58                             --         9,434,276.58
Great River Cruise Line, L.L.C.              01-10963           9,463,658.43                             --         9,463,658.43
Great Ocean Cruise Line, L.L.C.              01-10959          22,082,737.26       10,792.19         397.49        22,093,131.96
Cruise America Travel, Incorporated          01-10966           4,057,165.15              --             --         4,057,165.15
Delta Queen Coastal Voyages, L.L.C.          01-10964            (190,721.38)             --             --          (190,721.38)
Cape Cod Light, L.L.C.                       01-10962           3,950,183.20              --             --         3,950,183.20
Cape May Light, L.L.C.                       01-10961           8,127,233.11              --             --         8,127,233.11
Project America, Inc.                        N/A               (4,501,177.23)             --             --        (4,501,177.23)
Oceanic Ship Co.                             N/A               57,690,858.86              --             --        57,690,858.86
Project America Ship I, Inc.                 N/A                  111,968.41              --             --           111,968.41
Ocean Development Co.                        01-10972           1,559,238.61              --             --         1,559,238.61
Great Hawaiian Cruise Line, Inc.             01-10975             (22,292.97)             --             --           (22,292.97)
Great Hawaiian Properties Corporation        01-10971          (6,116,875.06)             --             --        (6,116,875.06)
American Hawaii Properties Corporation       01-10976           5,188,990.02              --             --         5,188,990.02
Great Independence Ship Co.                  01-10969          36,656,636.93              --             --        36,656,636.93
CAT II, Inc.                                 01-10968           9,637,982.06              --             --         9,637,982.06
                                                            ---------------------------------------------------------------------
                                                               (4,939,609.70)   1,564,596.57   1,540,443.10        (4,915,456.23)
                                                            =====================================================================

                          AMCV CRUISE OPERATIONS, INC.
                                 01-10967 (JCA)




                            ACCOUNTS RECEIVABLE AGING
                            AS OF SEPTEMBER 30, 2002







                                  ATTACHMENT 7


                                 NOT APPLICABLE

ACCOUNTS PAYABLE TRIAL BALANCE                                    ATTACHMENT  8
AS OF SEPTEMBER 30, 2002

LIABILITY ACCOUNT:  15-000-220102-00000


                                                                                      REMAINING
SUPPLIER NAME                      INVOICE NUMBER        INVOICE DATE      AMOUNT       AMOUNT     INVOICE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
BENTON COUNTY TRUSTEE              123101                 31-Dec-01   $   1,549.91   $  1,549.91   PROPERTY ADDRESS BL000400

BILL NOBLES, TRUSTEE               123101B                31-Dec-01   $   1,704.40   $  1,704.40   BILL NUMBER 145214
                                   123101A                31-Dec-01   $   1,963.66   $  1,963.66   BILL NUMBER 145375
                                   Total for Supplier :               $   3,668.06   $  3,668.06

BOB PATTERSON, TRUSTEE             123101B                31-Dec-01   $   7,025.24   $  7,025.24   FOLIO NUMBER 6BL-0004-0-00000-0
                                   123101A                31-Dec-01   $   5,059.38   $  5,059.38   FOLIO NUMBER 1BL-0004-0-00000-0
                                   Total for Supplier :               $  12,084.62   $ 12,084.62

BROWNING-FERRIS INDUSTRIES         0221820-020100-0278    31-Jan-02   $   1,097.64   $ (1,097.64)

CARL E. LEVI, CITY TREASURER       123101                 31-Dec-01   $   1,400.93   $  1,400.93   BILL#76013

CHARLIE CALDWELL, TRUSTEE          123101B                31-Dec-01   $   2,807.17   $  2,807.17   ACCOUNT NUMBER 000000516
                                   123101A                31-Dec-01   $   2,459.26   $  2,459.26   ACCOUNT NUMBER 000000340
                                   Total for Supplier :               $   5,266.43   $  5,266.43

CITY OF PORTLAND                   123101                 31-Dec-01   $     100.00   $    100.00   AMERICAN CLASSIC VOYAGES, INC.

CITY TAX COLLECTOR                 123101                 31-Dec-01   $      51.77   $     51.77   PROPERTY ADDRESS BL000400

COUNTY TRUSTEE                     123101                 31-Dec-01   $   1,299.20   $  1,299.20   PROPERTY ADDRESS BL000400

DECATUR COUNTY TRUSTEE             123101                 31-Dec-01   $     991.66   $    991.66   PROPERTY ADDRESS BL000400

DEPARTMENT OF REVENUE AND
  TAXATION                         123101A                31-Dec-01   $      10.00   $     10.00   PROJECT AMERICA, INC.

DICKSON COUNTY TRUSTEE             123101                 31-Dec-01   $     166.48   $    166.48   PROPERTY ADDRESS BL000400

DIRECTV                            0032-006733024         26-Dec-01   $      60.33   $     60.33   #006733024
                                   0031-006733024         26-Nov-01   $      60.33   $     60.33   ACCT#006733024
                                   0030-006733024A        26-Oct-01   $      60.33   $     60.33   ACCT#006733024
                                   0024-006733024C        23-Apr-01   $    (659.33)  $   (659.33)  OVERPAID CK#4002327
                                                                                                   ACCT#006733024
                                   Total for Supplier :               $    (478.34)  $   (478.34)

DIVERSEY LEVER, INC.               30706                  18-Dec-01   $      (8.97)  $     (8.97)  FUEL SURCHARGE CREDIT

DYER COUNTY TRUSTEE                123101                 31-Dec-01   $   2,915.08   $  2,915.08   PROPERTY ADDRESS BL000400

ENTERGY                            0415-051402CR          14-May-02   $ (12,699.89)  $(12,699.89)
                                   0415-051402B           14-May-02   $  12,699.89   $ 12,699.89
                                   Total for Supplier :               $         --   $        --

HARDIN COUNTY TRUSTEE              123101                 31-Dec-01   $   2,254.32   $  2,254.32   HARDIN COUNTY PROPERTY TAX

HENRY COUNTY TRUSTEE               123101                 31-Dec-01   $     323.79   $    323.79   PROPERTY ADDRESS BL000400

HOUSTON COUNTY TRUSTEE             123101                 31-Dec-01   $     303.80   $    303.80   HOUSTON COUNTY PROPERTY TAX

HUMPHREYS COUNTY TRUSTEE           123101                 31-Dec-01   $   1,014.31   $  1,014.31   PROPERTY ADDRESS BL000400

ICS LOGISTICS                      0305115                19-Apr-02         411.14        411.14
                                   0304250                12-Apr-02   $   1,464.00   $  1,464.00
                                   0303296                 5-Apr-02   $     214.50   $    214.50
                                   0301324                29-Mar-02   $   1,872.75   $  1,872.75
                                   0300501                22-Mar-02   $   1,039.50   $  1,039.50
                                   0299608                15-Mar-02   $     965.25   $    965.25
                                   0294084                 8-Feb-22   $     230.00   $    230.00
                                   0288151                 4-Jan-02   $     990.00   $    990.00
                                   0283961                 7-Dec-01   $     990.00   $    990.00
                                   0277999                 2-Nov-01   $     990.00   $    990.00
                                   0245847B               12-Oct-01   $   1,056.00   $  1,056.00
                                   Total for Supplier :               $  10,223.14   $ 10,223.14

IIS INC                            061002                 10-Jun-02   $   1,595.00   $ (1,595.00)

KEENAN STAFFING INC.               50012872                7-Sep-02   $     506.88   $    506.88   TEMP HELP A DAVIS

LAKE COUNTY TRUSTEE                123101                 31-Dec-01   $   5,781.44   $  5,781.44   PROPERTY ADDRESS BL000400

LAURA MAX RACINE, TIPTON COUNTY
  TRUSTEE                          123101                 31-Dec-01   $   2,110.19   $  2,110.19   TIPTON COUNTY PERSONAL PROPERTY
                                                                                                   TAX

MARION COUNTY TRUSTEE              123101                 31-Dec-01   $   1,594.57   $  1,594.57   MARION COUNTY PROPERTY TAX

MCI WORLDCOM CONFERENCING          120101                  1-Dec-01   $     (46.07)  $    (46.07)  01-00005980958-00691

ACCOUNTS PAYABLE TRIAL BALANCE                                    ATTACHMENT  8
AS OF SEPTEMBER 30, 2002

LIABILITY ACCOUNT:  15-000-220102-00000


                                                                                      REMAINING
SUPPLIER NAME                      INVOICE NUMBER        INVOICE DATE      AMOUNT       AMOUNT     INVOICE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------

MONTGOMERY COUNTY TRUSTEE          123101                 31-Dec-01   $   2,694.83   $  2,694.83   PROPERTY ADDRESS BL000400

NATCHEZ WATER WORKS                40902                   9-Apr-02   $     (18.36)  $    (18.36)  #13418

NYS LLC/LLP FEE                    123101B                31-Dec-01   $     325.00   $    325.00   DELTA QUEEN COASTAL VOYAGES,
                                                                                                   L.L.C.

                                   123101A                31-Dec-01   $     325.00   $    325.00   CAPE MAY LIGHT, L. L. C.
                                   Total for Supplier :               $     650.00   $    650.00

PAUL MEADOW, TRUSTEE               123101                 31-Dec-01   $   4,646.31   $  4,646.31   LAUDERDALE COUNTY PROPERTY TAX

PERRY COUNTY                       123101                 31-Dec-01   $     544.04   $    544.04   PROPERTY ADDRESS BL000400

SOMERSET REFINERY, INC.            12718B                 25-Oct-01   $   3,771.46   $      0.01   PO#11923

SOUTHWESTERN BELL                  0227 122401            24-Dec-01   $     (14.66)  $    (14.66)  314-436-0227-138-8
                                   8922 120401             4-Dec-01   $      (7.62)  $     (7.62)  573 221-8922 555-7
                                   Total for Supplier :               $     (22.28)  $    (22.28)

STATE OF NEW JERSEY                123101                 31-Dec-01   $     340.00   $    340.00   DELTA QUEEN STEAMBOAT COMPANY

STATE OF NEW JERSEY - CBT          123101                 31-Dec-01   $     340.00   $    340.00   DQSB II, INC

STEWART COUNTY TRUSTEE             123101                 31-Dec-01   $   2,569.98   $  2,569.98   PROPERTY ADDRESS BL000400

TAX COLLECTOR                      123101                 31-Dec-01   $     240.81   $    240.81   PROPERTY ADDRESS BL000400

TENNESSEE DEPARTMENT OF REVENUE    123101                 31-Dec-01   $   7,000.00   $  7,000.00   DELTA QUEEN STEAMBOAT COMPANY

THOMPSON & FLORY                   17700116               31-May-02   $      22.86   $     22.86   LEGAL SVCS THRU 3/31/02
                                                                                                   RE: ASBESTOS
THOMPSON & FLORY                   17700770               31-May-02   $     175.00   $    175.00   LEGAL SVCS THRU 3/31/02
                                                                                                   RE: ASBESTOS
THOMPSON & FLORY                   17706639               30-Jun-02   $      26.23   $     26.23   LEGAL SVCS THRU 4/30/02
                                                                                                   RE: ASBESTOS
THOMPSON & FLORY                   17713939               31-Jul-02   $      23.80   $     23.80   LEGAL SVCS THRU 5/31/02
                                                                                                   RE: ASBESTOS
THOMPSON & FLORY                   17717108               31-Aug-02   $      24.77   $     24.77   LEGAL SVCS THRU 6/30/02
                                                                                                   RE: ASBESTOS

                                   Total for Supplier :               $     272.66   $    272.66

TREASURER, CITY OF MEMPHIS         123101                 31-Dec-01   $   2,626.70   $  2,626.70   ACCOUNT NUMBER TBL000400

WAYNE COUNTY TRUSTEE               123101                 31-Dec-01   $     205.03   $    205.03   PROPERTY ADDRESS BL000400

WEST VIRGINIA STATE TAX
  DEPARTMENT                       123101                 31-Dec-01   $   2,010.00   $  2,010.00   AMERICAN CLASSIC VOYAGES, INC.

WITHERS/SUDDATH RELOCATION
  SYSTEMS, INC.                    145196                 30-Oct-01   $   1,040.00   $  10.00 60   DOLLIE LOADS


TOTAL FOR LIABILITY ACCOUNT:                                          $   84,687.02  $ 74,500.29

TOTAL FOR REPORT:                                                     $   84,687.02  $ 74,500.29

DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Restricted cash consists of three escrow accounts each in the amount of $150,000. Each escrow account was required for a pending P&I insurance claim. The Debtor cannot currently determine how much, if any, the ultimate settlement will be for each claim.